                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2004

                           STRUCTURED PRODUCTS CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                             001-31964            13-3692801
 --------                             ---------            ----------
(State or other jurisdiction of      (Commission File    (IRS Employer
 incorporation or organization)       Number)             Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------


Item 1.   Changes in Control of Registrant.
-------   ---------------------------------
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
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          Not Applicable.

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
-------   ----------------------------------------------
          Not Applicable.

Item 5.   Other Events.
-------   -------------
          Not Applicable.

Item 6.   Resignations of Registrant's Directors.
-------   ---------------------------------------
          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
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

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  May  13,  2004
                    Distribution Date for the CorTS(R)Trust for Verizon Maryland
                    Debentures

Item 8.   Change in Fiscal Year
-------   ---------------------
          Not Applicable.

Item 9.   Regulation FD Disclosure
-------   ------------------------
          Not Applicable.


                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              By:  /s/ Mark C. Graham
                                                --------------------------------
                                                Name:   Mark C. Graham
                                                Title:  Authorized Signatory

May 13, 2004


                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                                     Page
-------                                                                     ----
   1      Trustee's Report with respect to the May 13, 2004                   6
          Distribution Date for the CorTS(R) Trust for Verizon
          Maryland Debentures


                                   Exhibit 1

To the Holders of:
CorTS(R) Trust for Verizon Maryland Debentures
6.000% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22082M205

U.S.  Bank Trust  National  Association,  as Trustee for the CorTS(R)  Trust for
Verizon   Maryland   Debentures,   hereby  gives  notice  with  respect  to  the
distribution date of May 13, 2004 (the "Distribution Date") as follows:

1.   The amount of the final distribution payable to the  Certificateholders  on the  Distribution  Date  allocable  to principal  and premium,  if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest           Total Distribution
     $ 25.000000           $ 0.487500         $ 25.487500

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

4.   The Term Assets were sold for  settlement on the  Distribution  Date. As of the close of business on the Distribution  Date, no assets are held for the above trust.

5.   At the close of business on the  Distribution  Date,  no  Certificates  are outstanding.

U.S.    Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any  representation  made as to its  correctness.  It is  included solely for the convenience of the Holders.